                                                                    EXHIBIT 10.2

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR AN ORDER GRANTING CONFIDENTIAL TREATMENT OF SUCH INFORMATION IN ACCORDANCE WITH RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                               FIFTH AMENDMENT TO
                       ADVERTISING AND PROMOTION AGREEMENT

        This Fifth Amendment to Advertising and Promotion Agreement (the "Fifth Amendment") between Yahoo! Inc. ("Yahoo") and US SEARCH.com Inc. ("US SEARCH"), is entered into on September 11, 2002 and is effective as of September 1, 2002.


                                   BACKGROUND

A. Yahoo and US SEARCH executed an Advertising and Promotion Agreement on June 7, 1999 (the "Agreement").

B. The Agreement was amended four times on October 4, 2000, January 30, 2001, May 17, 2002 and August 12, 2002 respectively.

C. Yahoo and US SEARCH wish to enter into this Fifth Amendment in order to amend various provisions in the Agreement.


                                    AGREEMENT

        The parties agree to amend the Agreement as follows:

SECTION 1. DEFINITIONS.

1.1 Defined Terms. Capitalized terms used in this Fifth Amendment and not otherwise defined in this Fifth Amendment will continue to have the meanings given to them in the Agreement and/or as previously amended.

SECTION 2. AMENDMENTS.

2.1 Amendment of Section 1: The definition of Term and Extended Term are amended as follows and a new definition is added as follows:

        "Term" means the period beginning on the date this Agreement is fully executed and continuing until August 31, 2002.

        "Extended Term" means the period between September 1, 2002 and February 29, 2004.

        "Yahoo! People Umbrella" means a site combining Yahoo! People Search, Member Directory, and Profiles under one umbrella site for the purposes of cross-promoting these various information services.

2.2 Amendment of Section 2.1: Section 2.1 of the Agreement is deleted in its entirety and replaced with the following:

        2.1 Yahoo will place US SEARCH links on the various pages within Yahoo People Search (i.e., Yahoo People Search home page, phone results, phone no results, phone detailed results, email results, email no results, email detailed results and advanced email searches) in a substantially similar manner as set forth in the Exhibits attached to this Agreement as may be amended from time to time, consistent with the historical placement and prominence of US SEARCH Links, unless the parties otherwise agree.

2.3 Amendment of Section 2.2: Section 2.2 of the Agreement is deleted in its entirety and replaced with the following:

        2.2 Yahoo will place Functional Text Links, US SEARCH Wide Buttons and US SEARCH Modules on the various pages within Yahoo People Search (i.e. phone and email: results, no results and advanced searches) in a substantially similar manner as set forth in the Exhibits attached to this Agreement as may be amended from time to time, consistent with the historical placement and prominence of Functional Text Links, US SEARCH Wide Buttons and US SEARCH Modules, unless the parties otherwise agree.

2.4 Amendment of Section 5.6. Section 5.6 of the Agreement is deleted in its entirety and replaced with the following:

        5.6 Pursuant to the advertising guidelines Insertion Order #234073 attached hereto as Exhibit J, Yahoo will place the US SEARCH Wide Button Links, Search Modules, and Functional Text Links and Banner Advertisements as provided in Sections 2.1 and 2.2 within seven (7) days of receiving US SEARCH Links, other than those that are hard coded. For US SEARCH Links that are hard coded, Yahoo will have those Links placed on its site as specified herein within fourteen (14) days of receiving them from US SEARCH. If there is any term or condition of the Insertion Order #234073 that is inconsistent or conflicts with this Agreement as amended, this Agreement shall take precedence and control."

2.3     Addition of Section 5.7.

        5.7 Within 30 days of the date of this Fifth Amendment, Yahoo shall redesign the home page and "results" pages of Yahoo People Search to be substantially similar to the mockups provided on Exhibit P, provided that US SEARCH provides the necessary data feeds and creative within such 30 day time period. Within 30 days after Yahoo receives the necessary data feeds and creative from US SEARCH, Yahoo shall redesign the "no results" page of Yahoo People Search to be substantially similar to the mockups provided on Exhibit P. The parties shall work together in good faith over the Extended Term to optimize the integration of US SEARCH within Yahoo People Search and if created, within the Yahoo! People Umbrella. The parties acknowledge that US Search has entered into this Agreement as amended in reliance upon optimizing the relationship and that such optimization is a mutual understanding between the parties. Such optimizations may or may not include: (a) increasing promotion of the Yahoo People Search site via placing the people search module in member directory, profiles, greetings, maps, email, chat and/or internal search results; (b) creating the Yahoo People Umbrella to increase the overall traffic to Yahoo People Search; (c) expand the

        US SEARCH product and service offering for Public Record Information and such other product/service lines that US SEARCH may offer; and (d) facilitating discussions with other Yahoo properties for integration possibilities, including but not limited to Hotjobs, real estate, yellowpages, finance, personals and auctions. While it is the express intent of the parties to optimize the relationship by increasing traffic to the US SEARCH site for promotion of its products and services, it shall not be a breach of this Agreement as amended, if any or all of the above examples of optimization do not occur, as the parties may mutually agree to other methods to achieve optimization.

2.4 Amendment of Section 6.1. Section 6.1 of the Agreement is deleted in its entirety and replaced with the following:

        6.1 Exclusivity. US SEARCH will be the sole and exclusive third party advertised, promoted and/or integrated within Yahoo People Search, unless otherwise mutually agreed to in writing by the parties. If Yahoo moves Yahoo People Search to the Yahoo! People Umbrella, US SEARCH will retain their exclusivity for the Yahoo People Search pages within Yahoo! People Umbrella, but will not have exclusivity over the Yahoo! People Umbrella home page, or any other categories within Yahoo! People Umbrella. Yahoo warrants and represents that it has the full right and authority to grant this right of exclusivity to US SEARCH and this grant of exclusivity does not conflict with any prior agreements between Yahoo and any other party.


2.5 Amendment of Section 7.1. Section 7.1 of the Agreement is deleted in its entirety and replaced with the following:

        7.1 A. Over the course of the Extended Term, Yahoo will deliver at least *** Clicks (the "Click Commitment") on US Search Links. The parties acknowledge that historically Yahoo has consistently delivered in excess of this minimum Click Commitment and by stating this minimum Click Commitment it is not the intent of the parties to reduce the current level of Clicks. As used in the Agreement, a Click is an instance of a user pressing down (clicking) on a mouse button in an advertising space. Yahoo shall have three months (the "Make Good Period") after the end of the Extended Term to make good if the Click Commitment is not met. Placement of US SEARCH Links during the Make Good Period shall be in the Yahoo People Search area or such other locations as the parties may reasonably agree upon. During the Make Good Period, US SEARCH has no fixed payment obligation as set forth in Section 8.1(a) but the revenue share payments as set forth in
                Section 8.1(b) must continue. If Yahoo has not met the Click Commitment by the end of the Make Good Period, Yahoo must refund pro-rata to US SEARCH the unearned portion of the Total Contract Payment (as defined below in Section 8.1(a)) based on the actual number of Clicks that were not delivered. Meeting the Click Commitment alone does not release Yahoo from other obligations under the Agreement. Yahoo will promote US SEARCH in a substantially similar and consistent manner before and after satisfying the Click Commitment.

*** THIS INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR AN ORDER GRANTING CONFIDENTIAL TREATMENT OF SUCH INFORMATION IN ACCORDANCE WITH RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                B. Reports: Yahoo will make available on a daily basis to US SEARCH, through its online reporting system, the Page View, Click and click-through rate data by day, by specific US SEARCH Link at each specific location for all US SEARCH Search Modules, Enhanced Graphic Links, US SEARCH Wide Buttons, US SEARCH GRAPHIC Links, US SEARCH Banners, and their associated text links. For all other hard coded text links the report(s) stated above will be made on a monthly basis due no later than 7 calendar days after the end of the preceding month.

                C. Furthermore, Yahoo will permit US SEARCH, at US SEARCH's expense, to retain a reputable, independent certified public accounting firm that is reasonably acceptable to Yahoo solely for the purpose of reviewing, at a mutually agreed upon time during normal business hours, those records of Yahoo that relate to the record of Clicks delivered under this Agreement. In the event that any review reveals an under delivery of what has been reported by more than ten (10) percent, Yahoo will pay the costs of such review, including, but not limited to, the costs and fees of the accounting firm selected by US SEARCH. Any under delivery will result in a "make good" as set forth above in
                Section 7.1(A) or such other remedy as the parties may agree upon.

2.6 Deletion of Sections 7.4. Section 7.4 is deleted in its entirety and replaced with the following:

        7.4     Intentionally left blank.

2.7 Amendment of Section 8.1. Section 8.1 of the Agreement is deleted in its entirety and replaced with the following:

        8.1     Fees.

                (A) In consideration of Yahoo's performance and obligations as set forth herein, US SEARCH will pay Yahoo on each date set forth in Exhibit M ("Date") attached hereto, the payment set forth opposite each such Date (the "Payment"). Each such Payment shall be non-refundable, except to the extent otherwise set forth in the Agreement as amended. The aggregate sum of the Payments during the Extended Term shall equal to *** dollars ($***) (the "Total Contract Payment").


*** THIS INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR AN ORDER GRANTING CONFIDENTIAL TREATMENT OF SUCH INFORMATION IN ACCORDANCE WITH RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                (B) In addition to the Total Contract Payment, US SEARCH will pay to Yahoo a commission ("Commission") on all sales revenue generated by US SEARCH during the Extended Term according to the schedule set forth in Exhibit M-1 attached hereto. For the purpose of determining Commission, all calculations of monthly revenue ("Monthly Revenue") generated as a result of this Fifth Amendment shall be net of shipping and handling, any taxes, fees, charge-backs, refunds, set asides and off sets. US SEARCH will provide Yahoo with a monthly statement of Commission due to Yahoo for the previous month within 10 calendar days after the end of the previous month. Such statement will be signed and certified by the Chief Financial Officer of US SEARCH. US SEARCH will pay such Commission to Yahoo on a monthly basis within thirty (30) days after the end of the previous month.

                (C) US SEARCH will permit Yahoo, at Yahoo's expense, to retain a reputable, independent certified public accounting firm that is reasonably acceptable to US SEARCH solely for the purpose of reviewing, at a mutually agreed upon time during normal business hours, those records of US SEARCH that relate to the calculation of Commission due to Yahoo under this Agreement. In the event that any review reveals an underpayment of more than ten percent (10%), US SEARCH will pay the costs of such review, including, but not limited to, the costs and fees of the accounting firm selected by Yahoo.


2.8 Amendment of Section 9.4. Section 9.4 is deleted in its entirety and replaced with the following:

        "9.4 Survival. The provisions of Sections 1, 7.1(C), 8.1(C) and 10-14 shall survive the expiration or termination of the Extended Term of this Agreement."

2.9     Addition of Exhibits.

        Exhibits M and J, are replaced with Exhibits M & J dated September 1, 2002 and attached hereto this Fifth Amendment and hereby incorporated by reference.

        Exhibits M-1 and P are hereby attached to this Agreement and incorporated by reference.


SECTION 3. MISCELLANEOUS.

3.1 Execution of Counterparts. This Fifth Amendment may be executed in any number of counterparts, all of which taken together will constitute a single instrument. Execution and delivery of this Fifth Amendment may be evidenced by facsimile transmission.

3.2 Entire Agreement. This Fifth Amendment constitutes the entire agreement between Yahoo and US SEARCH with respect to the subject matter of this Fifth Amendment, and there are no representations, understandings or agreements relating to the subject matter of this Fifth Amendment that are not fully expressed in this Fifth Amendment.

        Except as specifically amended by this Fifth Amendment, all of the terms and conditions of the Agreement remain in full force and effect.


3.3 Order of Precedence. In the event the terms and conditions of this Agreement as amended conflict with the terms and conditions of any Exhibit attached hereto and made a part hereof, the terms and conditions of this Agreement as amended shall take precedence.



        The parties have caused this Fifth Amendment to Advertising and Promotion Agreement to be executed by their duly authorized representatives as of the date first written above.


YAHOO! INC.                                 US SEARCH.com, INC.


By:  /s/  GEOFF RALSTON                     By:  /s/ BRENT COHEN

Name:  Geoff Ralston                        Name:  Brent Cohen

Title:  SVP Communications                  Title:  CEO

                                    EXHIBIT J

                 INSERTION ORDER #234073 DATED SEPTEMBER 1, 2002

                                    EXHIBIT M

                   PAYMENT SCHEDULE -- DATED SEPTEMBER 1, 2002


           DUE DATE                                    PAYMENT
           --------                                    -------
Upon Execution of the Agreement

                      9/30/2002                          $***
                      10/31/2002                         $***
                      11/29/2002                         $***
                      12/30/2002                         $***
                      1/31/2003                          $***
                      2/28/2003                          $***
                      3/31/2003                          $***
                      4/30/2003                          $***
                      5/30/2003                          $***
                      6/30/2003                          $***
                      7/31/2003                          $***
                      8/29/2003                          $***
                      9/30/2003                          $***
                      10/31/2003                         $***
                      11/26/2003                         $***
                      12/30/2003                         $***
                      1/30/2004                          $***


                        TOTAL                            $***
                                                         ----


*** THIS INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR AN ORDER GRANTING CONFIDENTIAL TREATMENT OF SUCH INFORMATION IN ACCORDANCE WITH RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   EXHIBIT M-1

                                COMMISSION RATES

                      Commission Rates based on Monthly Revenue

                      ***% below $***
                      ***% on the amount between $*** and $***
                      ***% on the amount between $*** and $***
                      ***% on the amount between $*** and $***
                      ***% on the amount between $*** and $***
                      ***% on the amount between $*** and $***
                      ***% on the amount between $*** and $***
                      ***% on the amount over $***



*** THIS INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR AN ORDER GRANTING CONFIDENTIAL TREATMENT OF SUCH INFORMATION IN ACCORDANCE WITH RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT P

                            PEOPLE SEARCH: HOME PAGE


                              [SCREEN SHOT IMAGE]

PEOPLE SEARCH: NO RESULTS (PHONE)*


                              [SCREEN SHOT IMAGE]


The screen shot for "No Results" emails shall be substantially similar to this screen shot.

PEOPLE SEARCH: RESULTS (PHONE)*

                              [SCREEN SHOT IMAGE]


The screen shot for "Results" emails shall be substantially similar to this screen shot